July 21, 2022

United States Securities and Exchange Commission

Disclosure Review Office 3

Division of Investment Management

100 F Street, N.E.

Washington, DC 20549-0506

RE:	C.M. Life Variable Life Separate Account I
File No. 811-09020, CIK 0000943863
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (1940 Act), the above referenced separate account, a unit investment trust registered under the 1940 Act, mailed to its contract owners either the 2022 semi-annual reports or, as permitted under Rule 30e-3 of the 1940 Act, a notice of online availability of shareholder reports for the period ending April 30, 2022. Some of the underlying funds included in this Fund Company semi-annual report filing may not be available under every contract offered by the Registrant. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the 1940 Act.

The 2022 semi-annual reports of the management investment company listed below are incorporated by reference.

Investment Company	CIK
DFA Investment Dimensions Group Inc.	0000355437

Very truly yours,

/s/ James M. Rodolakis
James M. Rodolakis
Vice President
C.M. Life Insurance Company

Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA 01111-0001, and its affiliated companies.